SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2006

U.S. Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10238	52-1216347
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Lexington Avenue 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-8901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Resignation of Certain Directors

Messrs. Larry I. Schneider and Carl W. Greene resigned from the Board of Directors (the “Board”) of U.S. Energy Systems, Inc. (the “Company”) on December 6, 2006 and Mr. Stephen L. Brown resigned from the Board on December 8, 2006.

Election of New Director

On December 7, 2006, the Board elected Mr. Robert A. Schneider to the Board and as a member of each of the Audit, Compensation, Nomination/Governance and Finance Committees.

Resignation of President

On December 7, 2006, Mr. Henry N. Schneider was appointed as Chief Executive Officer of US Overseas Investments LLC (a subsidiary of the Company) and resigned as President of the Company.

Appointment of President

On December 7, 2006, the Board voted Mr. Asher E. Fogel as President of the Company, effective immediately. Mr. Fogel, age 56, served as a director of the Company from 1998 to 2001 and was appointed in August 2005 to serve, and currently serves, as Chief Executive Officer and a director.

Prior to joining the Company, Mr. Fogel was employed by Citigroup or its affiliates from 1984 to 1997. In June 1997, Mr. Fogel founded Dovertower Capital, a merchant banking boutique providing corporate finance services in both the US and international markets. In 1998, Mr. Fogel led a US investor group to acquire the Ampa Group in Israel. The Ampa Group is a diversified group involved in real estate, packaging, consumer products and financial services. Subsequent to this acquisition, Mr. Fogel served as chairman of Ampa Investments, the financial services arm of the Ampa Group, and as a member of the four-team management committee of the Ampa Group. In 2000, Ampa Investments acquired the Industrial Development Investment Company (“IDIC”) from the State of Israel’s Industrial Development Bank in a privatization transaction and established Ampa Capital as a leading non-bank finance company in Israel.

Mr. Fogel’s annual base salary is $300,000. Unless otherwise determined by the Compensation Committee of the Company’s Board, $100,000 of Mr. Fogel’s salary is to be paid through the issuance of the Company’s common stock. On December 13, 2005, Mr. Fogel was granted restricted stock units to acquire 100,000 shares, which vest in cumulative annual increments of 50% beginning December 13, 2006.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the resignation of directors discussed herein, on December 7, 2006, the Board amended its Second Amended and Restated By-Laws, as amended, to reduce the range of directors of the Board from 6 to 11 directors to 5 to 11 directors. The Company’s Second Amended and Restated By-Laws, as amended, are attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Second Amended and Restated By-Laws of U.S. Energy Systems, Inc., as amended through December 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Energy Systems, Inc.

By:	/s/ Asher E. Fogel
Asher E. Fogel
CEO and President

Dated: December 12, 2006